SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             -------------------------------------------------------

                         Date of report: January 16, 2001
                         --------------------------------
                         (Date of earliest event report)


                            SILK BOTANICALS.COM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     Florida
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       333-37110                      5190                      65-0886132
---------------------     ----------------------------      -----------------
(Commission File No.)     (Primary Standard Industrial       (I.R.S. Employer
                           Classification Code Number)      Identification No.)


                        975 S. Congress Avenue, Suite 102
                             Delray Beach, FL 33450
                                  561-265-3600
          -------------------------------------------------------------
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               Joseph R. Bergmann
                        975 S. Congress Avenue, Suite 102
                             Delray Beach, FL 33445
                                  561-265-3600
            ---------------------------------------------------------
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:
                                Robert C. Hackney
                              HACKNEY& MILLER, P.A.
                                   CITY CENTRE
                           2000 PGA BLVD., SUITE 4410
                          N. PALM BEACH, FLORIDA 33408
                                 (561) 627-0677



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Item 5.  Reverse Stock Split and Preferred Stock Issuance.


(a) Reverse Stock Split - On January 3, 2001, the Majority Shareholder and the Board of Directors approved a reverse stock split as follows:

      (i) The reverse stock split will be effective on February 5, 2001. The record date of the reverse stock split is February 2, 2001.

      (ii) A majority of the shareholders have already approved the reverse stock split.

      (iii) The reverse stock split will be a seventy-for-one split of Silk Botanical's common stock.

(b)   Issuance of Preferred Stock


      (i) The Board of Directors has designated three different series of Preferred Stock to be issued to three different groups. Namely, 2,000,000 of Series 2001 Convertible Preferred Stock, 4,042,687 shares of Series 2000 Convertible Preferred Stock and 2,444,532 shares of Series 2000A Convertible Preferred Stock.

(c) Series 2001 Convertible Preferred Stock was approved to be issued in a private offering as follows:

      (i) Holders of Series 2001 Convertible Preferred Stock shall receive preference in the event of liquidation, dissolution or winding up of the corporation.

      (ii) Shares of Series 2001 Convertible Preferred Stock shall have no voting rights.

      (iii) Each share of Series 2001 Convertible Preferred Stock may, at the option of the holder, be converted into common stock of the corporation. The conversion ratio per share of the Series 2001 Convertible Preferred Stock shall be either $5.00 per share or 30% below the trading price of the common stocked as priced the prior trading day to conversion, which ever is less.

(d) Series 2000 Convertible Preferred Stock was approved to be issued to Joseph R. Bergmann in exchange for all of his outstanding common stock, as follows:

      (i) Each share of 2000 Convertible Preferred Stock entitles the holder thereof to one vote, either in person or by proxy, at meetings of shareholders, and such vote shall be equal to the voting rights of the common stock and shall be counted with the common stock toward election of directors or such other action as the class of common stock shall be entitled.

      (ii) Each share of Series 2000 Convertible Preferred Stock may, at the option of the holder, be converted into shares of common stock on a one for one basis at any time after January 1, 2002.


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(e)   Series 2000A Convertible Preferred Stock was approved to be issued pursuant to an agreement between the Company and Coral Ridge, Inc.

      (i) Shares of Series 2000A Convertible Preferred Stock shall have no voting rights.

      (ii) Each share of Series 2000A Convertible Preferred Stock may, at the option of the holder, be converted into common stock of the corporation on a one for one basis at anytime after twelve months from the date of execution of the agreement between the Company and Coral Ridge, Inc.

      (iii) In the event, we should at anytime combine the outstanding common stock into a smaller number of shares, such action will have no effect upon the conversion ratio of the Series 2000A Convertible Preferred Stock.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 17, 2001	                 SILK BOTANICALS.COM, INC.


                                         ---/s/Joseph R. Bergmann-------
                                         By: Joseph R. Bergmann
                                         It's: President and Secretary




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